(KPM FUNDS LOGO)

                                 ANNUAL REPORT

                              KPM EQUITY PORTFOLIO

                           KPM FIXED INCOME PORTFOLIO

                                 JUNE 30, 1999

                                (KPM FUNDS LOGO)

                             PERFORMANCE STATISTICS

                               ONE YEAR ENDED   AVERAGE ANNUAL RETURN
                                  6/30/99      SINCE INCEPTION (7/5/94)
                              --------------   ------------------------

    Equity Portfolio              (1.97)%              16.23%
    Fixed Income Portfolio          1.86%               6.46%

The total returns represent the overall performance of an investment for a specific period of time, assuming reinvestment of dividends and capital gains.

Total returns reflect past performance. Past performance does not predict future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Dear Shareholder:

Hallelujah! KPM's "value" equity style finally came back into favor in the most recent quarter (ended June 30, 1999) after six consecutive quarters of lagging performance compared to the large capitalization growth stocks. And once again, the KPM Fixed Income Portfolio provided returns that were competitive to the fixed income index benchmarks, adjusted for fees and expenses.

As we have explained in prior shareholder communications, up until the most recent quarter investors had favored the large capitalization growth stocks even though by most historical standards they had become very richly valued. In addition, the magnitude of the divergence in performance between these stocks and the rest of the stock market was almost unprecedented. As an illustration of this point I use the S&P 500 Index as a proxy for large capitalization growth stocks (which comprise over two-thirds of the index) and the Value Line Composite Index as a proxy for the average stock (since it equally weights over 1700 stocks). From the December quarter of 1997 through the first quarter of 1999, the S&P 500 Index (large cap growth stocks) increased a cumulative 38.8% while the Value Line Composite Index (the average stock) declined 12.4%, an
                                                         --------
incredible difference of over 51 percentage points in only six quarters!

However, in the most recent quarter, the stock market leadership changed in favor of "value" and mid and small capitalization stocks. As a result the Value Line Composite Index increased 13.8% in the quarter, far outpacing the 7.0% return of the S&P 500 Index. Why did the leadership change in favor of "value?" There are several hypotheses. First, Asia is showing signs of recovery from the sharp economic contraction of last year. This should fuel stronger earnings in a number of basic industrial stocks (which are mostly "value" stocks). Second, investors have become concerned that inflation may be rising due to renewed demand from Asia, rising oil prices and tight labor markets in the U.S. This has led to increases in interest rates which penalizes the growth stocks more since much of their value is based on the discounting of future earnings as opposed to current earnings which are more important to value stocks. This rise in interest rates also had a temporary adverse impact on the total returns of fixed income funds, including the KPM Fixed Income Portfolio. Finally, after six quarters of significant outperformance, the large capitalization growth stocks had reached values that were not sustainable and, in our opinion, not supportable by any rational economic analysis.

How long this new trend favoring value stocks will last is impossible to predict. However, a recent study by Merrill Lynch found that in the past when there was such a significant leadership change it always persisted for at least a year. Certainly given the extreme divergence of performance during the previous six quarters, value stocks have a lot of catching up to do. As a result, this may be an excellent opportunity to add to your investment in the KPM Equity Portfolio.

We appreciate your patronage and patience over the past year.

Sincerely,

/s/Randall D. Greer

Randall D. Greer, CFA
Chairman

KPM EQUITY PORTFOLIO

PORTFOLIO COMMENTARY

     Bruce H. Van Kooten, CFA
     Portfolio Manager

The year ended June 30, 1999 has been the most difficult time period in the history of your fund not only from a relative performance standpoint but also in terms of absolute performance. A one-year return of -2.0% is not acceptable in a bull market environment even if the leadership has resulted from just a few stocks. Over the last six months we have repositioned the Portfolio to a more appropriate mix of larger capitalization companies. Since the beginning of the year, we have added to the Portfolio such large-cap quality names as AlliedSignal, Emerson Electric, AT&T, Johnson & Johnson and First Data Corp. In addition, we also found some high-quality undervalued mid-cap companies including Snap-On Inc., Gartner Group and Transaction Systems Architects. The addition of these names gives the Portfolio additional exposure to capital goods, communications services, health care and technology.

For the first time in a long while, there is finally something good to say about value investing. The most recent quarter again witnessed a very distinct divergence in performance between growth and value. Only this time value came out with the upper hand. Evidence of a demand recovery in the Asian economies coupled with increasing interest rates here in the U.S. has fostered an environment where industrial cyclicals and other low valuation companies are likely to exhibit strong relative earnings growth. Higher valuations should accompany earnings growth. With the market and many growth stocks priced to perfection, any small disappointment can result in a substantial downward revision in price. We have seen this take place with the release of second quarter earnings. If a high expectation stock misses the earnings estimate from analysts by only a penny per share, the stock has been beaten up in short order. With Wall Street's need for instant gratification (where the stock price must go up in a short period of time) and the requirement that earnings must meet Wall Street expectations, there are a lot of stocks out there poised for big downdrafts.

We continue to believe that the holdings in the Portfolio represent good long-term value, even though a number of them have exhibited anemic price performance over various short periods of time. For example, Berkshire Hathaway, our largest holding in the Portfolio is actually down 12% for the 12 months ending June 30, 1999. One of the more amusing reasons for Berkshire's lackluster performance was that it's "portfolio is stale." We would bet Mr. Buffett got a chuckle from that one. For a company whose book value has grown at a rate of 24.7%, compounded annually over the last 34 years, and whose chairman has amassed a cash hoard of more than $14 billion, we believe there are much greater things to come from owning Berkshire Hathaway.

PORTFOLIO PROFILE AS OF JUNE 30, 1999

                                        KPM EQUITY
                                     WEIGHTED AVERAGE        S&P 500
                                     ----------------        -------
        Price/Earnings*<F1>                16.1x              27.8x
        Price/Book Value                    3.7x               5.0x
        Dividend Yield                      1.4%               1.2%
        Return on Equity (5-year average)  23.0%              16.8%
        Market Capitalization             $33.4 billion     $104.6 billion

        *<F1>based on 1999 estimates

                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR THE YEAR ENDED JUNE 30, 1999

                                                         SINCE INCEPTION
                                    1 YEAR     3 YEARS       7/5/94
                                    ------     -------   ---------------
         KPM Equity Portfolio       (1.97)      11.80        16.23

    DATE                 KPM EQUITY PORTFOLIO             S&P 500 COMPOSITE
  --------               --------------------             -----------------
    7/5/94                       $10,000                       $10,000
  12/31/94                       $10,234                       $10,440
   6/30/95                       $12,201                       $12,549
  12/31/95                       $13,565                       $14,363
   6/30/96                       $15,162                       $15,813
  12/31/96                       $17,506                       $17,660
   6/30/97                       $19,850                       $21,300
  12/31/97                       $21,023                       $23,554
   6/30/98                       $21,612                       $27,725
  12/31/98                       $20,204                       $30,284
   6/30/99                       $21,185                       $29,869


This chart assumes an initial investment of $10,000 made on 7/5/94. Total return is based on the net change in N.A.V. and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance, which is no guarantee of future results, and will fluctuate. The investment return and principal value of an investment in the KPM Equity Portfolio will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost.

The S&P 500 Composite is an index of 500 selected common stocks. The index consists primarily of stocks with large market capitalizations and represents approximately two-thirds of the total market value of all U.S. common stocks. The returns for this index do not reflect any fees or expenses.

KPM FIXED INCOME PORTFOLIO

PORTFOLIO COMMENTARY

     Patrick M. Miner, CFA
     Portfolio Manager

The first quarter of 1999 brought a strong reversal to the fixed income markets, with an increase in interest rates not seen in a long time. Across the yield curve - from two-year to thirty-year maturities - interest rates rose 50 basis points (0.50 percentage points) in a short time period. At the same time, incremental income available from "spread products" (mortgage-backed securities, corporate bonds, etc.) decreased to offset some of the rate rise. In a mirror image of last Fall, rates rose precipitously and we experienced significant spread widening in just a few short months.

The KPM Fixed Income Portfolio experienced a modest negative total return for the quarter as the price decline caused by higher interest rates exceeded the amount of coupon income generated. For the quarter, the Portfolio posted a total return of -0.19%. The Lehman Brothers Aggregate Bond Index was slightly worse at -0.51%. This divergence was due to the Index's longer average maturity than the Portfolio and a smaller allocation to mortgage-backed securities. The mortgage sector actually outperformed all other sectors in the first quarter as higher rates eased fears of prepayments and mortgages experienced a less severe price decline that resulted in a positive return for the quarter. This explains most of the relative out-performance by the Portfolio and also exemplifies why we have been maintaining an above average weighting in the mortgage-backed sector. The higher income available from mortgage related securities proves to be an advantage over time as the short-term price swings even out among the various fixed income sectors. Quite simply, over the long-term, bonds with higher interest rate outperform.

Activity for the quarter was tilted towards a reduction in Treasury obligations and an increase in mortgage-backed securities and high-quality corporate bonds. We also added to holdings of the newest sector in the bond market - commercial mortgage-backed securities. These assets, collateralized by large pools of commercial mortgage loans experienced the greatest short-term volatility last Fall and have represented the best "value" in the bond market since then. Although spreads are tightening at a rapid pace - and performance is outpacing all other sectors - we still see strong relative value in these securities.

Looking forward we expect to see some short-term volatility in interest rates. But, by the end of the year we expect to be at levels not too different from today. Inflation is still not a significant threat. So our focus will continue to be on generating maximum coupon income by over-weighting the "spread" sectors and under-weighting government bonds. And until the yield curve steepens appreciably, we will maintain an average maturity of 6-7 years until the market "pays" us more in terms of higher yields to extend maturities.

PORTFOLIO PROFILE AS OF JUNE 30, 1999

                                              KPM FIXED INCOME PORTFOLIO
                                                   WEIGHTED AVERAGE
                                              --------------------------
        Average Quality of Securities                    Aa3
        Average Life of Securities                    6.94 years
        Effective Duration                            4.88 years
        SEC Yield                                       5.79%

                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR THE YEAR ENDED JUNE 30, 1999
                                                                SINCE INCEPTION
                                             1 YEAR    3 YEARS       7/5/94
                                             ------    -------  ---------------
          KPM Fixed Income Portfolio          1.86       6.35         6.46


      DATE      KPM FIXED INCOME PORTFOLIO LEHMAN BROTHERS AGGREGATE BOND INDEX
      ----      -------------------------- ------------------------------------
    7/5/94                       $10,000                       $10,000
  12/31/94                        $9,925                       $10,099
   6/30/95                       $10,963                       $11,254
  12/31/95                       $11,569                       $11,964
   6/30/96                       $11,362                       $11,820
  12/31/96                       $11,943                       $12,399
   6/30/97                       $12,266                       $12,782
  12/31/97                       $12,949                       $13,595
   6/30/98                       $13,417                       $14,129
  12/31/98                       $13,833                       $14,776
   6/30/99                       $13,667                       $16,606

This chart assumes an initial investment of $10,000 made on 7/5/94. Total return is based on the net change in N.A.V. and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance, which is no guarantee of future results, and will fluctuate. The investment return and principal value of an investment in the KPM Fixed Income Portfolio will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government; and all publicly issued, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies). The returns for this index do not reflect any fees or expenses.

KPM EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS - JUNE 30, 1999

COMMON STOCKS -- 96.6%                      SHARES             VALUE
----------------------------------------------------------------------
BASIC MATERIALS -- 8.1%
FiberMark, Inc. *<F2>                       36,000       $     474,750
Hanna (M.A.) Company                        31,000             509,563
Potash Corporation                          22,000           1,138,500
                                                         -------------
                                                             2,122,813
                                                         -------------
CAPITAL GOODS -- 5.0%
Emerson Electric Co.                        12,000             754,500
Pentair, Inc.                               12,000             549,000
                                                         -------------
                                                             1,303,500
                                                         -------------
CONSUMER CYCLICALS -- 17.7%
The Dun & Bradstreet Corporation            32,000           1,134,000
Mattel, Inc.                                50,000           1,321,875
Nike, Inc.                                  25,000           1,582,813
Snap-on Incorporated                        17,500             633,281
                                                         -------------
                                                             4,671,969
                                                         -------------
CONSUMER STAPLES -- 18.5%
Anheuser-Busch Companies, Inc.              10,000             709,375
Johnson & Johnson                            9,000             882,000
Kimberly-Clark Corporation                  13,000             741,000
McDonald's Corporation                      20,000             826,250
Philip Morris Companies Inc.                25,000           1,004,688
Sara Lee Corporation                        31,000             703,312
                                                         -------------
                                                             4,866,625
                                                         -------------
ENERGY -- 6.3%
Atlantic Richfield Company                  12,000           1,002,750
Prima Energy Corporation *<F2>              29,000             656,125
                                                         -------------
                                                             1,658,875
                                                         -------------
FINANCIAL SERVICES -- 18.9%
Gallagher (Arthur J.) & Co.                 10,000             495,000
First Data Corporation                      20,000             978,750
Freddie Mac                                 25,000           1,450,000
Gartner Group, Inc. *<F2>                   25,000             510,937
SLM Holding Corporation                     34,000           1,557,625
                                                         -------------
                                                             4,992,312
                                                         -------------
INSURANCE -- 9.7%
The Allstate Corporation                    23,000             825,125
Berkshire Hathaway Inc. *<F2>                   25           1,722,500
                                                         -------------
                                                             2,547,625
                                                         -------------
TECHNOLOGY -- 7.4%
AlliedSignal Inc.                           13,000            $819,000
Electronic Data Systems
  Corporation                               12,500             707,031
Transaction Systems
  Architects, Inc. *<F2>                    11,000             429,000
                                                         -------------
                                                             1,955,031
                                                         -------------
UTILITIES -- 5.0%
AT&T Corp.                                  10,000             558,125
CalEnergy Company, Inc. *<F2>               22,000             761,750
                                                         -------------
                                                             1,319,875
                                                         -------------
TOTAL COMMON STOCK
  (cost $18,408,261)                                        25,438,625
                                                         -------------

SHORT-TERM                               PRINCIPAL
INVESTMENTS -- 3.5%                         AMOUNT
----------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES -- 3.5%
General Mills, Inc.                        517,040             517,040
Warner-Lambert Company                     100,000             100,000
Wisconsin Corporate Central
  Credit Union                             312,708             312,708
                                                         -------------
                                                               929,748
                                                         -------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $929,748)                                              929,748
                                                         -------------
TOTAL INVESTMENTS -- 100.1%
  (cost $19,338,009)                                        26,368,373
Liabilities in excess of other assets -- (0.1)%                (16,864)
                                                         -------------
Total net assets -- 100.00%                                $26,351,509
                                                         -------------
                                                         -------------
*<F2> Non-income producing

                See notes to the financial statements.

KPM FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS - JUNE 30, 1999

LONG-TERM                                PRINCIPAL              MARKET
INVESTMENTS -- 96.1%                        AMOUNT               VALUE
----------------------------------------------------------------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 24.7%
Federal Home Loan Mortgage
  Corporation (FHLMC):
    Series 1035, Class E,
      8.00%, 10/15/20                  $    58,718             $59,630
    Series 1455, Class H,
      7.00%, 6/15/21                       372,000             374,959
    Series 1545, Class C,
      6.00%, 6/15/23                        25,892              25,165
Federal National Mortgage
  Association (FNMA):
    Series 1993-76, Class PG,
      6.00%, 7/25/06                        97,000              96,498
    Series 1993-221, Class C,
      5.50%, 9/25/07                       100,000              98,090
    Series 1994-23, Class K,
      6.00%, 12/25/09                       18,231              17,383
    Series 1996-W4, Class A3,
      6.72%, 12/25/11                      100,000             100,370
    Series 1990-96, Class E,
      9.67%, 1/25/17                        14,777              14,823
    Series 1993-82, Class D,
      6.35%, 3/25/19                       195,000             193,848
    Series 1993-103, Class PG,
      6.25%, 6/25/19                       100,000              99,640
    Series 1989-66, Class J,
      7.00%, 9/25/19                       200,000             201,164
    Series G-29, Class O,
      8.50%, 9/25/21                        59,498              61,592
    Series 1993-149, Class L,
      6.00%, 8/25/23                       450,000             424,066
GE Capital Mortgage
  Services, Inc.,
    Series 1994-12, Class A4,
      6.00%, 3/25/09                       236,684             236,201
Saxon Mortgage
  Securities Corporation,
    Series 1994-9A, Class 1A3,
      7.50%, 7/25/24                        44,108              44,406
Zions Home Refinance
  Loan Trust,
    Series 1993-1, Class A,
      5.15%, 9/25/03                        $8,432              $8,339
                                                         -------------
        TOTAL COLLATERALIZED
        MORTGAGE OBLIGATIONS                                 2,056,174
                                                         -------------
COMMERCIAL MORTGAGE-BACKED
  SECURITIES -- 3.5%
Chase Commercial Mortgage
  Securities Corporation,
    Series 1997-2, Class A2,
      6.60%, 11/19/07                       90,000              88,564
Merrill Lynch Mortgage
  Investors, Inc.,
    Series 1996-C1, Class A1,
      7.15%, 4/25/28                       197,753             199,345
                                                         -------------
       TOTAL COMMERCIAL MORTGAGE-
         BACKED SECURITIES                                     287,909
                                                         -------------

ASSET-BACKED SECURITIES -- 19.4%
Asset Securitization Corporation,
    Series 1997-D4, Class A1D,
      7.49%, 4/14/29                       281,000             288,994
Green Tree Financial Corporation:
    Series 1995-4, Class B1,
      7.30%, 6/15/25                        98,100              97,497
    Series 1995-3, Class M1,
      7.95%, 8/15/25                       300,000             278,235
Morgan Stanley Capital,
    Series 1997-ALIC, Class A1B,
      6.44%, 11/15/02                      250,000             249,290
Newcourt Receivables Asset Trust,
    Series 1997-1, Class A4,
      6.19%, 5/20/05                       195,000             194,421
Oakwood Mortgage Investors, Inc.,
    Series 1995-B, Class B1,
      7.55%, 1/15/21                       250,000             239,137
Vanderbilt Mortgage Finance,
    Series 1997-B, Class 1A4,
      7.19%, 2/7/14                       $147,000            $149,664
Westinghouse Electric
  Corporation Notes,
      6.875%, 9/01/03                      120,000             119,863
                                                         -------------
  TOTAL ASSET-BACKED SECURITIES                              1,617,101
                                                         -------------

U.S. TREASURY OBLIGATIONS -- 5.5%
U.S. Treasury Notes,
  5.25%, 5/15/04                           250,000             243,672
U.S. Treasury Strips,
  Principal Only,
  0.00%, 11/15/24                        1,000,000             212,419
                                                         -------------
  TOTAL U.S. TREASURY OBLIGATIONS                              456,091
                                                         -------------
CORPORATE BONDS -- 43.0%
AT&T Corporation Debentures,
  8.125%, 7/15/24                          250,000             248,129
Chevron Capital USA, Inc.,
  7.45%, 8/15/04                            50,000              50,919
Dayton Hudson Corporation
  Debentures,
  9.625%, 2/01/08                          300,000             347,702
Eastman Chemical Corporation
  Debentures,
  7.25%, 1/15/24                           200,000             189,540
Enron Corporation Senior
  Subordinated Debentures,
  6.75%, 7/01/05                           245,000             241,473
Equifax, Inc. Notes,
  6.30%, 7/01/05                           250,000             245,624
Federal Express Sinking Fund
  Pass-Thru Certificates,
  6.68%, 1/01/08                           543,562             531,452
James River Corporation Notes,
  7.92%, 12/27/04                          250,000             256,609
Kansas City Power & Light,
  6.50%, 11/01/01                          150,000             149,830
May Department
  Stores Debentures,
  9.875%, 12/01/02                         300,000             331,117
Phillips Petroleum Co. Debentures,
  6.65%, 7/15/18                          $300,000            $275,699
Union Carbide Corporation Notes,
  6.75%, 4/01/03                           200,000             196,922
United States Leasing International
  Senior Notes,
  8.75%, 12/01/01                           50,000              52,570
United Telecom Debentures,
  9.50%, 4/01/03                           200,000             218,612
Wal-Mart Stores Pass-Thru
  Certificates,
  7.49%, 6/21/07                           228,751             237,396
Washington Natural Gas,
  6.07%, 1/16/04                            10,000               9,696
                                                         -------------
  TOTAL CORPORATE BONDS                                      3,583,290
                                                         -------------
TOTAL LONG-TERM INVESTMENTS                                  8,000,565
  (cost $8,058,575)
TOTAL INVESTMENTS -- 96.1%
  (cost $8,058,575)                                          8,000,565
Other assets in excess of liabilities -- 3.9%                  328,106
                                                         -------------
Total net assets -- 100.00%                                $ 8,328,671
                                                         -------------
                                                         -------------
                     See notes to the financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999
                                                            KPM          KPM
                                                          EQUITY    FIXED INCOME
                                                        PORTFOLIO     PORTFOLIO
                                                        ---------   ------------

ASSETS:
Investments, at value
  (cost of $19,338,009 and
  $8,058,575, respectively)                          $ 26,368,373  $  8,000,565
Dividends and interest receivable                          48,822       121,161
Receivable for investments sold                                --       774,438
Receivable from Adviser                                        --         5,259
Capital shares sold                                         2,345         1,030
Other assets                                                    8           416
                                                     ------------  ------------
     Total assets                                      26,419,548     8,902,869
                                                     ------------  ------------
LIABILITIES:
Payable to Adviser                                         20,587            --
Payable to Distributor                                      6,533         1,809
Payable to Custodian                                           --       294,683
Payable for investments purchased                              --       243,672
Capital shares redeemed                                        --           300
Accrued expenses and other liabilities                     40,919        33,734
                                                     ------------  ------------
      Total liabilities                                    68,039       574,198
                                                     ------------  ------------
NET ASSETS                                           $ 26,351,509  $  8,328,671
                                                     ------------  ------------
                                                     ------------  ------------
NET ASSETS CONSIST OF:
Paid in capital                                      $ 18,358,895  $  8,340,585
Accumulated undistributed net investment income                --         2,759
Accumulated undistributed net realized
  gain on investments                                     962,250        43,337
Unrealized appreciation (depreciation)
  on investments                                        7,030,364       (58,010)
                                                     ------------  ------------
NET ASSETS                                           $ 26,351,509  $  8,328,671
                                                     ------------  ------------
                                                     ------------  ------------
Shares issued and outstanding (Fifty million
  shares of $0.00001 par value authorized
  per Portfolio)                                        1,613,816       806,289
Net asset value per share
  (offering and redemption price)                    $      16.33  $      10.33
                                                     ------------  ------------
                                                     ------------  ------------
                  See notes to the financial statements.

                                                            KPM        KPM
                                                           EQUITY  FIXED INCOME
                                                         PORTFOLIO  PORTFOLIO
                                                         --------- ------------
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld
  of $2,926 and $0, respectively)                    $    529,966  $         --

Interest                                                  187,693       732,075
                                                     ------------  ------------
     Total investment income                              717,659       732,075
                                                     ------------  ------------
EXPENSES:
Investment advisory fees                                  311,627        66,023
Administrative fees                                        44,752        30,326
Custody fees and expenses                                  10,031         5,143
Accounting and transfer agent fees and expenses            55,103        43,828
Professional fees                                          11,853        12,939
Directors' fees and expenses                                5,702         2,141
Registration and filing fees                                3,866         3,262
Shareholder reports                                         5,212         2,393
Amortization of deferred fees                               8,320         1,069
Distribution fees (12b-1)                                  97,383        27,510
Other                                                       4,057         1,349
                                                     ------------  ------------
     Total expenses before reimbursement
       from Adviser                                       557,906       195,983
     Less, expense reimbursement                             (272)      (58,303)
                                                     ------------  ------------
Net expenses                                              557,634       137,680
                                                     ------------  ------------
NET INVESTMENT INCOME                                     160,025       594,395
                                                     ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                          963,869       103,929
Net change in unrealized appreciation
  (depreciation) of investments                        (3,309,904)     (457,071)
                                                     ------------  ------------

NET GAIN (LOSS) ON INVESTMENTS                         (2,346,035)     (353,142)
                                                     ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          $ (2,186,010) $    241,253
                                                     ------------  ------------
                                                     ------------  ------------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                  KPM EQUITY PORTFOLIO             KPM FIXED INCOME PORTFOLIO

                                                                   YEAR           YEAR                YEAR              YEAR
                                                                   ENDED          ENDED               ENDED             ENDED
                                                              JUNE 30, 1999  JUNE 30, 1998       JUNE 30, 1999     JUNE 30, 1998
                                                              -------------  -------------       -------------     -------------
OPERATIONS:
Net investment income                                         $    160,025   $     232,638       $    594,395      $     559,502
Net realized gain on investments                                   963,869       2,858,996            103,929             43,244
Change in unrealized
  appreciation (depreciation) of investments                    (3,309,904)        845,812           (457,071)           299,425
                                                              ------------   -------------       ------------      -------------
     Net increase (decrease) in net assets
       resulting from operations                                (2,186,010)      3,937,446            241,253            902,171
                                                              ------------   -------------       ------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                             (165,014)       (230,975)          (591,790)          (559,794)
Net realized gain on investments                                (1,379,833)     (5,646,345)           (78,239)                --
                                                              ------------   -------------       ------------      -------------
     Total dividends and distributions                          (1,544,847)    (5,877,320)           (670,029)          (559,794)
                                                              ------------   -------------       ------------      -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                        5,660,483      18,512,949          3,710,101          4,617,298
Shares issued in connection with payment of
  dividends and distributions                                    1,411,524       5,464,299            622,146            474,197
Cost of shares redeemed                                        (33,104,645)     (7,265,078)        (7,318,836)        (2,562,121)
                                                              ------------   -------------       ------------      -------------
     Net increase (decrease) in net assets
       from capital share transactions                         (26,032,638)     16,712,170         (2,986,589)         2,529,374
                                                              ------------   -------------       ------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (29,763,495)     14,772,296         (3,415,365)         2,871,751
NET ASSETS:
Beginning of period                                             56,115,004      41,342,708         11,744,036          8,872,285
                                                              ------------   -------------       ------------      -------------
End of period*<F7>                                            $ 26,351,509    $ 56,115,004       $  8,328,671       $ 11,744,036
                                                              ------------   -------------       ------------      -------------
*<F7>Including undistributed net investment
   income (loss) of:                                          $         --   $        (249)      $      2,759       $     (2,504)
                                                              ------------   -------------       ------------      -------------
                                                              ------------   -------------       ------------      -------------
CHANGES IN SHARES OUTSTANDING:
Shares sold                                                        375,834       1,017,370            340,697            430,107
Shares issued in connection with payment
  of dividends and distributions                                    91,538         324,718             58,182             44,337
Shares redeemed                                                 (2,095,537)       (407,792)          (679,628)          (238,960)
                                                              ------------   -------------       ------------      -------------
NET INCREASE (DECREASE)                                         (1,628,165)        934,296           (280,749)           235,484
                                                              ------------   -------------       ------------      -------------
                                                              ------------   -------------       ------------      -------------

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                              KPM EQUITY PORTFOLIO

                                  YEAR           YEAR         YEAR          YEAR      JULY 5, 1994(1)<F3>
                                  ENDED         ENDED         ENDED         ENDED           TO
                              JUNE 30, 1999 JUNE 30, 1998 JUNE 30, 1997 JUNE 30, 1996 JUNE 30, 1995
                              ------------- ------------- ------------- ------------- -------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                $17.31    $17.92        $14.53        $12.00        $10.00
                                     ------    ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                  0.07      0.08          0.05          0.05          0.11
Net realized gain (loss) and
  unrealized appreciation
  (depreciation)                      (0.45)     1.31          4.25          2.83          2.06
                                     ------    ------        ------        ------        ------
     Total from investment
       operations                     (0.38)     1.39          4.30          2.88          2.17
                                     ------    ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income                              (0.07)    (0.08)        (0.06)        (0.05)        (0.10)
Distributions from net realized
  gain from investment
  transactions                        (0.53)    (1.92)        (0.85)        (0.30)        (0.07)
                                     ------    ------        ------        ------        ------
     Total distributions              (0.60)    (2.00)        (0.91)        (0.35)        (0.17)
                                     ------    ------        ------        ------        ------
NET ASSET VALUE - END OF PERIOD      $16.33    $17.31        $17.92        $14.53        $12.00
                                     ------    ------        ------        ------        ------
                                     ------    ------        ------        ------        ------

TOTAL RETURN                         -1.97%     8.88%        30.92%        24.27%        22.01%(2)
RATIOS AND SUPPLEMENTAL DATA:                                                                  <F4>

Net assets, end of period
  (thousands)                       $26,352   $56,115       $41,343       $30,565       $15,361
Ratio of net expenses to average
  net assets                          1.43%(3)  1.42%         1.45%         1.50%         1.50%(4)
                                           <F5>                                                <F6>
Ratio of net investment income
  to average net assets               0.41%(3)  0.45%         0.34%         0.40%         1.04%(4)
                                           <F5>                                                <F6>
Portfolio turnover rate              36.22%    32.25%        41.83%        34.05%         27.90%


(1)<F3>Commencement of Operations
(2)<F4>Not Annualized
(3)<F5>Without fees waived, ratio of net expenses to average net assets and ratio of net investment income to average net assets for the year ended June 30, 1999, would have been 1.43% and 0.41%, respectively.
(4)<F6>Annualized


                   See notes to the financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                             KPM FIXED INCOME PORTFOLIO

                                  YEAR         YEAR          YEAR          YEAR      JULY 5, 1994(1)<F8>
                                  ENDED        ENDED         ENDED         ENDED          TO
                             JUNE 30, 1999 JUNE 30, 1998 JUNE 30, 1997 JUNE 30, 1996 JUNE 30, 1995
                             ------------- ------------- ------------- ------------- -------------
NET ASSET VALUE -
BEGINNING OF PERIOD                  $10.80    $10.42        $10.23        $10.47       $10.00
                                     ------    ------        ------        ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                  0.60      0.59          0.61          0.63         0.57
Net realized gain (loss) and
  unrealized appreciation
  (depreciation)                      (0.40)     0.38          0.19         (0.23)        0.47
                                     ------    ------        ------        ------       ------
     Total from investment
       operations                      0.20      0.97          0.80          0.40         1.04
                                     ------    ------        ------        ------       ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income                              (0.60)    (0.59)        (0.61)        (0.62)       (0.57)
Distributions from net realized
  gain from investment
  transactions                        (0.07)     0.00          0.00         (0.02)        0.00
                                     ------    ------        ------        ------       ------
     Total distributions              (0.67)    (0.59)        (0.61)        (0.64)       (0.57)
                                     ------    ------        ------        ------       ------
NET ASSET VALUE - END OF PERIOD      $10.33    $10.80        $10.42        $10.23       $10.47
                                     ------    ------        ------        ------       ------
                                     ------    ------        ------        ------       ------

TOTAL RETURN                          1.86%     9.39%         7.96%         3.63%        9.63%(2)<F9>
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                        $8,329   $11,744        $8,872        $8,465       $5,868
Ratio of net expenses to average
  net assets:
     Before expense
       reimbursement                  1.78%     1.33%         1.51%         1.29%       1.56%(3)<F10>
     After expense
       reimbursement                  1.25%     1.25%         1.25%         1.25%       1.25%(3)<F10>
Ratio of net investment income
  to average net assets:
     Before expense
       reimbursement                  4.87%     5.44%         5.56%         5.90%       5.28%(3)<F10>
     After expense
       reimbursement                  5.40%     5.52%         5.82%         5.94%       5.59%(3)<F10>
Portfolio turnover rate              34.25%    19.33%        26.14%        19.52%      40.34%

(1)<F8>Commencement of Operations
(2)<F9>Not Annualized
(3)<F10>Annualized

                     See notes to the financial statements.

KPM FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS - JUNE 30, 1999

1. ORGANIZATION

KPM Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At June 30, 1999, the Fund had two portfolios in operation: the KPM Equity Portfolio and the KPM Fixed Income Portfolio (collectively, the "Portfolios").

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements.

USE OF ESTIMATES: In preparing the financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS: Investment securities are carried at value determined using the following valuation methods:

o Securities traded on a national securities exchange are valued at the last reported sale price that day.

o Securities traded on a national securities exchange for which there were no sales on that day or on the NASDAQ National Market System and securities traded on other over-the-counter markets for which market quotations are readily available are valued at closing bid prices.

o Securities including bonds or other assets for which market prices are not readily available are valued at fair market value as determined in good faith or under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

All securities are valued in accordance with the above noted policies at the close of each business day.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared at least annually.

EXPENSE ALLOCATION: Common expenses incurred by the Fund are allocated among the Portfolios based upon relative average net assets, as incurred on a specific identification basis, number of shareholder accounts or net sales or evenly among the Portfolios, depending on the nature of the expenditure.

ORGANIZATIONAL COSTS: Costs associated with the formation of the Fund, consisting primarily of accounting and legal fees, have been capitalized and are being amortized using the straight-line basis over five years. As of June 30, 1999, all organizational costs have been fully amortized in each of the Portfolios.

FEDERAL INCOME TAXES: It is the Portfolios' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Portfolios intend to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to paid in capital.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund and each of its Portfolios have retained KPM Investment Management, Inc. (the "Adviser"), a wholly-owned subsidiary of KFS Corporation, which is a wholly-owned subsidiary of Mutual of Omaha Insurance Company, as its exclusive investment adviser. The Adviser receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Portfolio's daily net assets. The Adviser has voluntarily agreed to reimburse the Portfolios to the extent of the advisory fee paid, if operating expenses exceed the annual rates presented below as applied to each Portfolio's daily net assets. For the year ended June 30, 1999 the Adviser waived the following fees:

                                         KPM EQUITY       KPM FIXED
                                         PORTFOLIO     INCOME PORTFOLIO
                                         ---------     ----------------
    Annual Advisory Rate                   0.80%             0.60%
    Annual Cap on Expenses                 1.50%             1.25%
    Fees Waived                             $272           $58,303

The Fund has an agreement with Kirkpatrick, Pettis, Smith, Polian Inc. ("KPSP"), a wholly-owned subsidiary of KFS Corporation, to act as principal underwriter and distributor for the Portfolios' shares. Pursuant to the distribution agreement and Rule 12b-1 Plan, KPSP is paid a fee of 0.25% per annum of each Portfolio's daily net assets. Under the terms of the distribution agreement, the Portfolios incurred $97,383 and $27,510, respectively for such service.

For the year ended June 30, 1999, the KPM Equity Portfolio paid KPSP $1,227 in broker commissions.

4. SECURITIES TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, for the year ended June 30, 1999 were as follows:

                                         KPM EQUITY         KPM FIXED
                                         PORTFOLIO       INCOME PORTFOLIO
                                         ---------       ----------------
    Purchases:
      U.S. Government                         --           $1,133,615
      Other                             $12,699,584         2,440,882
    Sales:
      U.S. Government                         --            3,829,726
      Other                              32,455,866         2,249,451

At June 30, 1999, unrealized appreciation (depreciation) for federal income tax purposes was as follows:
                                    NET
                                APPRECIATION  APPRECIATION  DEPRECIATION
                                ------------  ------------  ------------
    KPM Equity Portfolio        $7,030,364    $7,561,574     $(531,210)
    KPM Fixed Income Portfolio     (58,010)     105,169       (163,179)

At June 30, 1999, the cost of investment securities is identical for financial reporting and income tax purposes.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of KPM Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the KPM Equity Portfolio and the KPM Fixed Income Portfolio (collectively, the "Portfolios") which comprise KPM Funds, Inc., including the schedules of investments, as of June 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 1996 and the period from July 5, 1994 (commencement of operations) to June 30, 1995 were audited by other auditors whose report dated July 12, 1996 expressed on unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the Portfolios' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the KPM Equity Portfolio and the KPM Fixed Income Portfolio as of June 30, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin
August 6, 1999

INVESTMENT ADVISER
KPM Investment Management, Inc.

DISTRIBUTOR
Kirkpatrick, Pettis, Smith, Polian Inc.

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING AGENT AND SHAREHOLDER SERVICING AGENT
Firstar Mutual Fund Services, LLC

CUSTODIAN
Firstar Bank Milwaukee, N.A.

This report has been prepared for the general information of KPM Funds shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Prospectus contains more complete information about the Fund's objectives, policies, expenses and risks. Please read the prospectus carefully before investing or sending money.

                                (KPM FUNDS logo)

                        10250 Regency Circle, Suite 500
                              Omaha, NE 68114-3723